                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                          _____________________________

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         ______________________________

Date of Report (date of earliest event reported):    November 13, 1995 (November
7, 1995)

                              Rockefeller Center Properties, Inc.

             (Exact name of registrant as specified in its charter)


        Delaware                         1-8971               13-3280472
  ----------------------            ----------------     -------------------
    (State or other                 (Commission File      (I.R.S. Employer
    jurisdiction of                      Number)         Identification No.)
    incorporation)


     1270 Avenue of the Americas, New York, New York            10020
------------------------------------------------------        ----------
          (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:     (212) 698-1440

ITEM 1    CHANGES IN CONTROL OF REGISTRANT

          On November 7, 1995, Rockefeller Center Properties, Inc. ("RCPI") terminated the Agreement and Plan of Combination dated as of September 11, 1995 between Equity Office Holdings, L.L.C. and RCPI pursuant to the terms thereof.

          RCPI, RCPI Holdings Inc., RCPI Merger Inc. ("RCPI Merger"), Whitehall Street Real Estate Limited Partnership V ("Whitehall"), Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation entered into the Merger Agreement dated as of November 7, 1995 (the "Merger Agreement"), pursuant to which, on the terms and subject to conditions set forth therein, among other things, RCPI Merger would be merged with and into RCPI and the stockholders of RCPI would be entitled to receive $8 in cash per share of common stock, par value $0.01 per share ("Common Stock"), of RCPI. A copy of the Merger Agreement is filed herewith as Exhibit 10.28 and is incorporated herein by reference.

          RCPI and Goldman Sachs Mortgage Company ("GSMC") entered into a Supplemental Agreement dated as of November 7, 1995 (the "Supplemental Agreement") to the Loan Agreement dated as of December 18, 1994 by and among RCPI, the Lenders parties thereto and GSMC, as Agent thereunder, pursuant to which GSMC agreed, among other things, to extend RCPI additional credit of up to
$45 million.   A copy of the Supplemental Agreement is filed herewith as Exhibit
10.29 and is incorporated herein by reference.

          RCPI, Goldman, Sachs & Co. ("GS&C") and Whitehall entered into a letter agreement dated November 7, 1995 (the "Letter Agreement"), pursuant to which the parties agreed, among other things, that should the stockholders of RCPI fail to approve the Merger Agreement, GS&C and Whitehall will cooperate with RCPI if it chooses to conduct a $200 million publicly registered rights offering at a price of no less than $6 per share of Common Stock. A copy of the Letter Agreement is filed herewith as Exhibit 10.30 and is incorporated herein by reference.

          On November 8, 1995, RCPI repaid the outstanding balance of the loan under, and pursuant to the terms set forth in, the Investment Agreement dated as of August 18, 1995 between RCPI and Zell/Merrill Lynch Real Estate Opportunity Partners Limited Partnership III.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (c)     Exhibits

                    The following is being filed as an exhibit to this Report:

        (10.28) Text of Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

        (10.29) Text of Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.

        (10.30) Text of Letter Agreement among Rockefeller Center Properties, Inc., Goldman, Sachs & Co. and Whitehall Street Real Estate Limited Partnership V.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                    ROCKEFELLER CENTER PROPERTIES, INC.
                              (Registrant)



                    By:  /S/ RICHARD M. SCARLATA
                         Name:     Richard M. Scarlata
                         Title:    President and Chief Executive Officer
                                   (Principal Financial Officer and Principal
                                   Accounting Officer)

Dated:    November 13, 1995

                                INDEX TO EXHIBITS

Exhibit
Number              Description
------              -----------

10.28 Text of Agreement and Plan of Merger dated as of November 7, 1995 among Rockefeller Center Properties, Inc., RCPI Holdings Inc., RCPI Merger Inc., Whitehall Street Real Estate Limited Partnership V, Rockprop, L.L.C., David Rockefeller, Exor Group S.A. and Troutlet Investments Corporation.

10.29 Text of Supplemental Agreement dated as of November 7, 1995 between Rockefeller Center Properties, Inc. and Goldman Sachs Mortgage Company.

10.30 Text of Letter Agreement among Rockefeller Center Properties Inc., Goldman, Sachs & Co. and Whitehall Street Real Estate Limited Partnership V.